QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2003

DIEDRICH COFFEE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21203	33-0086628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2144 Michelson Drive
Irvine, California 92612
(Address of Principal Executive Offices, Including Zip Code)

Registrant's telephone number, including area code: (949) 260-1600

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release

Item 9.    Regulation FD Disclosure.

        The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

        On April 25, 2003, Diedrich Coffee, Inc. (the "Company") issued a news release reporting the financial results of the Company for its third fiscal quarter. A copy of the news release is attached to this report as Exhibit 99.1.

        The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 12.    Results of Operations and Financial Condition.

        The information under this caption is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2003	DIEDRICH COFFEE, INC.
	By:	/s/ MATTHEW C. MCGUINNESS Matthew C. McGuinness Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release

QuickLinks

SIGNATURES
EXHIBIT INDEX